Supplement to the
Fidelity Asset Manager® 50%
Class A, Class T, Class C and Class I
November 29, 2016
Summary Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

AAM-50-SUM-17-01 1.9881438.100	March 1, 2017